Loss per share	6 Months Ended
Jun. 30, 2023
Earnings per share [abstract]
Loss per share	Loss per share

	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
Basic and Diluted loss for the period (£)	(35,971,000)	(28,676,000)	(73,614,000)	(44,168,000)
Basic and diluted weighted average number of shares	123,748,524	121,899,774	123,504,575	121,432,193
Basic and diluted loss per share (£)	(0.29)	(0.24)	(0.60)	(0.36)

Basic loss per share (“Loss per Share”) is calculated in accordance with IAS 33 based on earnings attributable to the Company’s shareholders and the weighted average number of shares outstanding during the period.

The Company issues performance options, share options, restricted share units (“RSUs”) and performance share units (“PSUs”) to employees, upon the exercise of which ordinary shares are issued. Inclusion of these awards would have an anti-dilutive effect on the loss due to the loss incurred during the period, therefore basic and diluted loss per share are the same.